                                                                     Exhibit 21

                                  LIST OF SUBSIDIARIES

Entity                                         Ownership/Partners                         State of Formation
- ------                                         ------------------                         -------------------

Prime Residential, L.P.                        Prime Residential, Inc.                    Delaware

                                               The Prime Group, Inc.

                                               Prime Group Limited
                                               Partnership

                                               Richard F. Cavenaugh

                                               LG Trust

                                               David M. Glickman

                                               Adam D. Peterson

                                               Prime Group IV. L.P.

Prime Residential Texas, Inc.                  Prime Residential, Inc.                    Delaware
                                               (100% Common Stock)

Prime MFP Residential, Inc.                    Prime Residential, Inc.                    Delaware
                                               (100% Common Stock)

Prime MFP II Residential, Inc.                 Prime Residential, Inc.                    Delaware
                                               (100% Common Stock)

Prime Residential Texas Partners, L.P.         Prime Residential Texas, Inc.              Delaware

                                               Prime Residential, L.P.

Prime MFP IV Residential, Inc.                 Prime Residential, Inc.                    Delaware
                                               (100% Common Stock)

Prime MFP V Residential, Inc.                  Prime Residential, Inc.                    Delaware
                                               (100% Common Stock)

Prime MFP VI Residential, Inc.                 Prime Residential, Inc.                    Delaware
                                               (100% Common Stock)

Prime MFP VII Residential, Inc.                Prime Residential, Inc.                    Delaware
                                               (100% Common Stock)





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

Entity                                         Ownership/Partners                         State of Formation
- ------                                         ------------------                         -------------------
A.J. One, Inc.                                 Prime Residential, Inc.                    Delaware
                                               (100% Common Stock)

A.J. Two, Inc.                                 Prime Residential, Inc.                    Delaware
                                               (100% Common Stock)

Prime MFP Limited Partnership                  Prime MFP Residential, Inc.                Illinois
                                               Jupiter I, L.P.

Prime MFP II Limited Partnership               Prime MFP II Residential, Inc.             Texas
                                               Prime Residential, L.P.

Braesview Partnership                          Prime Residential Texas, Inc.              Texas
                                               Prime Residential Texas Partners, L.P.

Cape Cod Partnership                           Prime Residential Texas, Inc.              Texas

                                               Prime Residential Texas Partners, L.P.

Eagle's Nest Partnership                       Prime Residential Texas, Inc.              Texas

                                               Prime Residential Texas Partners, L.P.

Mesa Ridge Partnership                         Prime Residential Texas, Inc.              Texas

                                               Prime Residential Texas Partners, L.P.

LaJolla Partnership                            Prime Residential Texas, Inc.              Texas

                                               Prime Residential Texas Partners, L.P.

Prime Aspen Limited Partnership                Prime Residential, L.P.                    Texas

                                               Prime Residential Texas Partners, L.P.

AJ One Limited Partnership                     AJ One, Inc.                               Delaware
                                               Prime Residential, L.P.

AJ Two Limited Partnership                     AJ Two, Inc.                               Delaware
                                               Prime Residential, L.P.





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

Entity                                         Ownership/Partners                         State of Formation
- ------                                         ------------------                         -------------------
Jupiter I, L.P.                                Yugenkeisha Sekiyu                         Delaware
                                               AJ One Limited Partnership

Jupiter II, L.P.                               Makito Maki                                Delaware
                                               AJ Two Limited Partnership

Prime H.C. Limited Partnership                 Prime Residential Texas Partners, L.P.     Texas
                                               Prime Residential, L.P.

Prime Crest, L.P.                              Prime Residential Texas Partners, L.P.     Texas
                                               Prime Residential, L.P.

Brookdale Lakes Partnership                    Prime Residential, Inc.                    Illinois

                                               Prime Residential, L.P.

Williamsburg Limited Partnership               Prime Residential, L.P.                    Illinois
                                               Williamsburg Group L.L.C.
                                               Richard Curto

Brook Run Associates, L.P.                     Prime Residential, L.P.                    Illinois

                                               Kemper Realty Corp.

                                               Richard J. Brown

Prime MFP III Limited Partnership              Prime Residential Texas, Inc.              Delaware

                                               Prime Residential Texas Partners, L.P.

Prime MFP IV Limited Partnership               Prime MFP IV Residential, Inc.             Delaware
                                               Prime Residential, L.P.

Prime MFP V Limited Partnership                Prime MFP V Residential, Inc.              Delaware
                                               Prime Residential, L.P.

Prime MFP VI Limited Partnership               Prime MFP VI Residential, Inc.             Delaware
                                               Prime Residential, L.P.

Prime MFP VII Limited Partnership              Jupiter II, L.P.                           Delaware
                                               Prime MFP VII Residential, Inc.




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